UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

NINE ENERGY SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38347	80-0759121
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Kirby Drive, Suite 200

Houston, Texas 77019

(Address of principal executive offices)

(281) 730-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NINE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2021, Nine Energy Service, Inc. (the “Company”) issued a press release providing information on its results of operations and financial condition for the first quarter ended March 31, 2021. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 2.02 and in Exhibit 99.1 to this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 2.02 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2021, at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”), as further described below in Item 5.07, the Company’s stockholders approved the First Amendment (the “Incentive Plan Amendment”) to the Nine Energy Service, Inc. 2011 Stock Incentive Plan, as amended and restated effective February 28, 2017 (the “Incentive Plan”). Previously, the Company’s Board of Directors (the “Board”) approved the Incentive Plan Amendment, which increases the number of shares of the Company’s common stock that may be issued under the Incentive Plan by 1,300,000 shares, subject to the approval by the Company’s stockholders at the Annual Meeting.

The Incentive Plan is a long-term incentive plan pursuant to which awards, including stock options, stock appreciation rights, restricted stock, performance awards, restricted stock units, bonus stock, dividend equivalents, other stock-based awards and cash awards, may be granted to certain employees and other service providers of the Company and its subsidiaries. It is not possible to determine specific amounts and types of awards that may be granted to eligible participants under the Incentive Plan subsequent to the Annual Meeting because the grant and payment of such awards is subject to the discretion of the Board’s Nominating, Governance and Compensation Committee.

The foregoing description of the Incentive Plan Amendment is a summary only and is qualified in its entirety by reference to the complete text of the Incentive Plan Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. In addition, a description of the material terms of the Incentive Plan Amendment and the Incentive Plan was included in the Company’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 8, 2021 (the “Proxy Statement”).

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 3, 2021, the Company held the Annual Meeting, at which the Company’s stockholders were requested to: (1) elect the three nominees named in the Proxy Statement to serve on the Board as Class III Directors until the Company’s 2024 Annual Meeting of Stockholders or until their respective successors are elected and qualified, (2) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and (3) approve the Incentive Plan Amendment.

The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Proxy Statement:

1.	Each of the three nominees for Class III Directors that was up for election was elected for a term of three years. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Mark E. Baldwin	13,627,220	2,878,560	9,509,440
Ernie L. Danner	13,727,178	2,778,602	9,509,440
Ann G. Fox	13,740,476	2,765,304	9,509,440

2.	PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
26,008,153	2,267	4,800	0

3.	The Incentive Plan Amendment was approved. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
16,430,347	58,065	17,368	9,509,440

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

10.1	First Amendment to the Nine Energy Service, Inc. 2011 Stock Incentive Plan.

99.1	Nine Energy Service, Inc. press release dated May 6, 2021.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2021	NINE ENERGY SERVICE, INC.

	By:	/s/ Theodore R. Moore
Theodore R. Moore Senior Vice President and General Counsel